Exhibit 99.1
                                                    Trenwick America Corporation

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation         Case No.          03-12635(MFW)
                                            Reporting Period: October 2003

                            MONTHLY OPERATING REPORT
 File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Document      Explanation
Required Documents                                                            Form No.               Attached       Attached
------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1                  Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)         MOR-1 (Con't)          Yes
     Copies of bank statements                                                                       N/A
     Cash disbursements journals                                                                     Yes
Statement of Operations                                                       MOR-2                  Yes
Balance Sheet                                                                 MOR-3                  Yes
Status of Postpetition Taxes                                                  MOR-4                  Yes
     Copies of IRS Form 6123 or payment receipt                                                      N/A
     Copies of tax returns filed during reporting period                                             Yes
Summary of Unpaid Postpetition Debts                                          MOR-4                  Yes
     Listing of aged accounts payable                                                                Yes
Accounts Receivable Reconciliation and Aging                                  MOR-5                  Yes
Debtor Questionnaire                                                          MOR-5                  Yes
------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                           November 20, 2003
--------------------------------------                      -----------------
Signature of Debtor                                         Date

/s/ Alan L. Hunte                                           November 20, 2003
--------------------------------------                      -----------------
Signature of Joint Debtor                                   Date

/s/ Alan L. Hunte                                           November 20, 2003
--------------------------------------                      -----------------
Signature of Authorized Individual*                         Date


Alan L. Hunte                                               November 20, 2003
--------------------------------------                      -----------------
Printed Name of Authorized Individual*                      Date

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: Trenwick America Corporation         Case No.          03-12635(MFW)
Schedule of Cash Receipts & Disbursements   Reporting Period: October 2003

                                                     Bank Accounts
                                  Operating             Payroll              Tax            Other
                                 -------------------------------------------------------------------
    Cash - Beg of Month          1,761,381.00            35,342.51            NA        4,102,258.04
                                 -------------------------------------------------------------------

         Receipts:
         Cash Sales                        --                   --            --                  --
       Accounts Rec                        --                   --            --                  --
      Loans & Advances                     --                   --            --                  --
       Sale of Assets                      --                   --            --                  --
          Deposits                 212,666.35                   --            --                  --
           Other                     1,302.12                   --            --            3,274.39
      Fund Transfer **           3,179,898.43                   --            --                  --
    Transfers (Interco)          1,283,241.84         1,548,403.80            --                  --
                                 -------------------------------------------------------------------

       Total Receipts            4,677,108.74         1,548,403.80            --            3,274.39
                                 -------------------------------------------------------------------

       Disbursements:
        Net Payroll                        --          (984,089.68)           --                  --
       Payroll Taxes                       --          (564,314.12)           --                  --
  Sales, Use, & Other Tax                  --                   --            --                  --
    Inventory Purchases                    --                   --            --                  --
   Secured Rental/Leases          (296,482.23)                  --            --                  --
         Insurance                         --                   --            --                  --
       Administrative             (765,391.06)                  --            --                  --
          Selling                          --                   --            --                  --
           Other                      (171.97)              (10.62)           --                  --
       Transfers (PR)           (1,552,817.04)                  --            --       (4,105,532.43)
     Professional Fees                     --                   --            --                  --
        Court Costs                        --                   --            --                  --
                                 -------------------------------------------------------------------

    Total Disbursements         (2,614,862.30)       (1,548,414.42)           --       (4,105,532.43)
                                 -------------------------------------------------------------------

       Net Cash Flow             2,062,246.44               (10.62)           --       (4,102,258.04)
                                 -------------------------------------------------------------------

     Cash: End of Month          3,823,627.44            35,331.89            --                  --
                                 ===================================================================

**

Fund transfer in from Independence bank amount of $4,105,532.43
Fund transfer in from Chartwell for Tax fund amount of $1,074,366
Fund transfer out to Vista account, amount of $2,000,000

Trenwick America Corporation
Bank Reconciliations
October 2003

The following bank accounts have been reconciled

   Operating:

   Account No.

    Location:     JPMorganChase, NY
                  ABA No. 021-000-021

    Month End
  Book Balance    $ 3,823,627.44

Payroll: - bank statement not yet received

Independence Bank: account closed during October 2003

Trenwick America Corp.
Disbuusements Log (Excludes Interco.)
October-03

Wire Date                                  Amount                     Vendor Name
----------------------------------------------------     --------------------------------------
2003-10-09                                69,322.81      New York Life Benefit Services Co.
2003-10-21                                25,000.00      IBNR, LLC
2003-10-22                               179,628.56      New York Life Benefit Services Co.
2003-10-27                               107,607.07      New York Life Benefit Services Co.

                                         381,558.44

Check
Number                                     Amount                     Vendor Name
----------------------------------------------------     --------------------------------------
107584                                     2,637.33      Holiday Inn Select
107585                                        39.86      AT&T
107586                                       545.64      Avalon/Ambassador Limousine
107587                                       444.25      BMC Solutions, Inc.
107588                                       685.00      CDW Computer Centers, Inc
107589                                        60.00      Connecticut Association of Paralegals
107590                                       598.00      Eastern Data Paper
107591                                    78,170.00      Ernst & Young LLP
107592                                       106.75      Executive Charge, Inc.
107593                                       407.40      Federal Express Corporation
107594                                       600.00      Federal Reserve Bank of Cleveland
107595                                        99.50      First Management Services, Inc.
107596                                        48.76      IKON Office Solutions
107597                                       205.29      Marks Bros. Stationers, Inc.
107598                                       841.88      Motient
107599                                       194.04      PRS Courier Worldwide Inc.
107600                                        47.28      Royal Messenger Service
107601                                        49.50      Silvana Griffith
107602                                     1,925.00      Susan Zicarelli
107603                                     7,420.80      Unum Life Insurance Company of America
107604                                        30.67      Visible Computer Supply Corporation
107605                                        49.25      Dave Semeraro
107606                                       246.47      Finkelstein,David M.
107607                                     2,538.00      Advanced Solutions, Inc.
107609                                       678.40      Blondie's Treehouse, Inc
107610                                     2,550.00      CCBN, INC
107611                                       561.80      CCH Incorporated
107612                                       481.20      Ceridian Employer Services
107613                                     1,884.71      Crystal Rock Water Company
107614                                       112.50      Eastern Benefit Systems, Inc.
107615                                   148,198.44      Equity Office Properties, L.L.C.
107616                                       250.00      Executive Health EXAMS
107617                                       223.83      Federal Express Corporation
107618                                     2,800.00      Global Knowledge
107619                                     3,027.86      Iron Mountain
107620                                       728.00      Joyce Van Lines, Inc.
107621                                     1,156.41      Marks Bros. Stationers, Inc.

107622                                       238.14      PRS Courier Worldwide Inc.
107623                                       295.00      ProData
107624                                     8,071.90      Propark, Inc.
107625                                       643.05      Snet
107626                                     6,652.00      Sungard Recovery Services Inc.
107627                                     1,680.09      W. Marston Becker
107628                                       217.00      Catherine Homola
107629                                       188.87      Ellery Stevenson
107630                                     1,349.46      Robert Crowther
107632                                     3,594.25      Timothy Graham
107634                                       271.00      Tyler Jr.,Stanlee C.
107635                                        19.95      AT&T
107636                                       377.60      AT&T
107637                                         1.09      AT&T
107638                                       516.44      AT&T
107639                                        69.70      American Management Association
107640                                       420.00      Business Wire
107641                                     2,481.46      CCH Incorporated
107642                                     1,793.70      CDW Direct, LLC
107644                                       254.04      Ceridian Employer Services
107645                                       394.16      Connecticut Corporate Caterers,LLC
107646                                        26.76      Connecticut Telephone
107647                                       275.51      Deraventures, Inc.
107648                                       421.52      Federal Express Corporation
107649                                     4,795.00      Global Knowledge
107650                                       333.84      Ios Capital
107651                                     6,179.80      Liebert Global Services
107652                                       320.00      Liz Sue Bagels
107653                                       367.31      MCI
107654                                       489.81      Marks Bros. Stationers, Inc.
107655                                       782.75      Network Synergy
107656                                       738.56      Nextel
107657                                     2,847.88      Paul Revere Insurance Group
107658                                     6,934.48      Pitney Bowes
107659                                       300.00      Propark, Inc.
107660                                     4,000.00      Susan Zicarelli
107661                                     2,664.38      Temco Service Industries, Inc.
107662                                       250.00      Vuli Restaurant
107663                                       445.36      W. Marston Becker
107664                                        46.21      WORLDCOM
107665                                       182.00      Gale,Matthew B.
107666                                    10,514.29      Hunte,Alan L.
107669                                        78.68      Robert Crowther
107670                                       145.85      Sakyi,Caesar
107672                                    10,000.00      Rossfield Advisors, LLC
107673                                    88,462.46      Anthem BCBSCT
107674                                       880.89      BMW Financial Services
107675                                       948.70      Business Invirons
107676                                     2,184.40      CDW Direct, LLC
107677                                    16,812.29      CYPRESS COMMUNICATIONS
107678                                       718.65      Cognet Communications, Inc.
107679                                     6,665.01      Delta Dental

107680                                       201.05      Executive Charge, Inc.
107681                                       311.81      Federal Express Corporation
107682                                       600.00      Federal Reserve Bank of Cleveland
107683                                     4,348.60      Imagistics International Inc.
107684                                       221.81      Ios Capital
107685                                       195.00      Mail Delivery Service of Stamford, LLC
107686                                     2,003.12      Marks Bros. Stationers, Inc.
107688                                     1,266.00      Mary A. Pagoto
107689                                       847.00      Motient
107690                                       265.00      Naic
107691                                     9,748.91      Network Synergy
107692                                        69.00      Olney Bean
107693                                       400.00      The Pension Service, Inc.
107694                                     8,377.95      Unum Life Insurance Company of America
107695                                        15.00      Velocity Express
107696                                       121.30      Daniels,Gary
107697                                     1,491.29      Hunte,Alan L.
107700                                        38.70      Richard Pikikero
107701                                       379.48      CCH Incorporated
107702                                     2,577.63      CDW Direct, LLC
107703                                     7,840.49      CYPRESS COMMUNICATIONS
107704                                       321.48      Ceridian Employer Services
107705                                     3,074.00      Citrix Systems, Inc.
107706                                       105.08      Connecticut Telephone
107707                                       590.29      Connecticut Telephone
107708                                       743.78      Encon Heating & AirConditioning
107709                                   148,283.79      Equity Office Properties, L.L.C.
107710                                       250.00      Executive Health EXAMS
107711                                       596.18      Federal Express Corporation
107712                                       985.92      Glowpoint
107713                                     3,792.78      IKON Office Solutions
107714                                        16.79      MCI
107715                                     1,431.75      MCI
107716                                       223.02      Marks Bros. Stationers, Inc.
107717                                     3,532.59      Pitney Bowes
107718                                     6,000.00      Susan Zicarelli
107719                                     3,471.36      West Group
107720                                       831.31      Daniels,Gary
107721                                        37.75      LaFleur,Mirianne
107722                                       218.94      Leshaw,Jerome B.
107723                                     2,775.17      Marty Becker
107725                                     1,728.62      Timothy Graham

                                         680,314.85

Grand total                            1,061,873.29

     Trenwick America Corporation                     Case No. 03-12635(MFW)
     ----------------------------                              -------------
                Debtor                       Reporting Period: October 2003
                                                               -------------

                            Statement of Operations
                               (Income Statement)

====================================================================================
                                                     Month Ended        Cumulative
REVENUES                                            October 2003      Filing to Date
====================================================================================
Gross Revenues                                       $    40,176       $    147,877
------------------------------------------------------------------------------------
Less: Returns and Allowances                                  --                 --
====================================================================================
Net Revenue                                          $    40,176       $    147,877
------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                               --
------------------------------------------------------------------------------------
Beginning Inventory                                           --                 --
------------------------------------------------------------------------------------
Add: Purchases                                                --                 --
------------------------------------------------------------------------------------
Add: Cost of Labor                                            --                 --
------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                          --                 --
------------------------------------------------------------------------------------
Less: Ending Inventory                                        --                 --
------------------------------------------------------------------------------------
Cost of Goods Sold                                            --                 --
====================================================================================
Gross Profit                                              40,176            147,877
------------------------------------------------------------------------------------
OPERATING EXPENSES
------------------------------------------------------------------------------------
Advertising                                                   --                 --
------------------------------------------------------------------------------------
Auto and Truck Expense                                         9                  9
------------------------------------------------------------------------------------
Bad Debts                                                     --                 --
------------------------------------------------------------------------------------
Contributions                                                 --                 --
------------------------------------------------------------------------------------
Employee Benefits Programs                                 3,176              3,427
------------------------------------------------------------------------------------
Insider compensation*                                     10,326             90,470
------------------------------------------------------------------------------------
Insurance                                                      9                 15
------------------------------------------------------------------------------------
Management Fees/Bonuses **                                11,335            161,330
------------------------------------------------------------------------------------
Office Expense                                             8,783             21,042
------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                             4,242              4,976
------------------------------------------------------------------------------------
Repairs and Maintenance                                      966              1,098
------------------------------------------------------------------------------------
Rent and Lease Expense                                    31,115             59,115
------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                  9,465             10,392
------------------------------------------------------------------------------------
Supplies                                                   2,909              4,693
------------------------------------------------------------------------------------
Taxes-Payroll                                                905              1,197
------------------------------------------------------------------------------------
Taxes-Real Estate                                             --                 --
------------------------------------------------------------------------------------
Taxes-Other                                                   --              6,000
------------------------------------------------------------------------------------
Travel and Entertainment                                     361                365
------------------------------------------------------------------------------------
Utilities                                                    954                957
------------------------------------------------------------------------------------
Other (attach schedule)                                  219,630          3,892,983
====================================================================================
Total Operating Expenses Before Depreciation             304,185          4,258,069
------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                       59,399            122,448
====================================================================================
Net Profit(Loss) Before Other Income & Expenses         (323,408)        (4,232,640)
------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                                        --
------------------------------------------------------------------------------------
Other Income (attach schedule)                        (3,397,279)       (18,559,497)
------------------------------------------------------------------------------------
Interest Expense                                              --                 --
------------------------------------------------------------------------------------
Other Expense (attach schedule)                               --                 --
====================================================================================
Net Profit (Loss) Before Reorganization Items         (3,720,687)       (22,792,138)
------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                             --
------------------------------------------------------------------------------------
Professional Fees                                             --                 --
------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                   --                 --
------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                              --
------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                 4,796             16,953
------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                             --                 --
------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)               --                 --
====================================================================================
Total Reorganization Expenses                              4,796             16,953
------------------------------------------------------------------------------------
Income Taxes                                             (73,535)           (73,535)
====================================================================================
Net Profit (Loss)                                    $(3,642,356)      $(22,701,650)
====================================================================================

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 30 officers which were not included in this amount.

** Represents amounts charged by Trenwick affiliates under the Administrative Services Agreement

                                                                      FORM MOR-2

                  STATEMENT OF OPERATIONS - continuation sheet

================================================================================
                                               Month Ended          Cumulative
BREAKDOWN OF "OTHER" CATEGORY                  October 2003       Filing to Date
================================================================================
Other Costs
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Operational Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Audit Fees                                        (28,882)                 (128)
--------------------------------------------------------------------------------
Accounting & Tax Fees                              (3,712)               40,804
--------------------------------------------------------------------------------
Other Fees                                        242,614             3,836,868
--------------------------------------------------------------------------------
Data Processing                                     8,795                14,525
--------------------------------------------------------------------------------
Seminars & Continuing Education                       798                   898
--------------------------------------------------------------------------------
Dues & Subscriptions                                   17                    14
--------------------------------------------------------------------------------
Total Other Expenses                              219,630             3,892,985
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Income
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                  (3,397,279)          (18,559,497)
--------------------------------------------------------------------------------
Total Other Income (Loss)                      (3,397,279)          (18,559,497)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Other Reorganization Expenses
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      FORM MOR-2

     Trenwick America Corporation                     Case No. 03-12635(MFW)
     ----------------------------                              ----------------
                Debtor                       Reporting Period: October 31, 2003
                                                               ----------------

                                  BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------
                                                                               BOOK VALUE AT END OF   BOOK VALUE ON
                                ASSETS                                       CURRENT REPORTING MONTH  PETITION DATE
--------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                            --                  --
--------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                         5,623,432           4,532,566
--------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                            51,657,483          48,745,299
--------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                             --                  --
--------------------------------------------------------------------------------------------------------------------
Inventories                                                                                  --                  --
--------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                        226,643             503,054
--------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                    1,000              10,000
--------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                  340,702             327,755
--------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                              $  57,849,262       $  54,118,674
--------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                               --                  --
--------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                      --                  --
--------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                             19,766,984          20,723,654
--------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                3,485,693           3,485,693
--------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                     --                  --
--------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                       (16,030,581)        (15,433,035)
--------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                        $   7,222,096       $   8,776,312
--------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                      180,414             266,900
--------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                      238,222,295         249,660,381
--------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                $ 238,402,708       $ 249,927,281
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      $ 303,474,066       $ 312,822,267
====================================================================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                               BOOK VALUE AT END OF   BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                 CURRENT REPORTING MONTH  PETITION DATE
--------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
--------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                        570,542                  --
--------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                          --                  --
--------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                            31,380                  --
--------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                --                  --
--------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                             --                  --
--------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                    --                  --
--------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                            --                  --
--------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                     --                  --
--------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                        581,238                  --
--------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                    $   1,183,160       $          --
--------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
--------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                 --                  --
--------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                --                  --
--------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                      290,809,599         289,648,446
--------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                    $ 290,809,599       $ 289,648,446
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                   291,992,759         289,648,446
--------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                               100                 100
--------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                          266,985,085         266,985,085
--------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                    --                  --
--------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                       --                  --
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                   (246,858,372)       (246,858,372)
--------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                   (22,701,651)                 --
--------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                        14,056,144           3,047,008
--------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                        --                  --
--------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                  $  11,481,307       $  23,173,821
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                              $ 303,474,066       $ 312,822,267
====================================================================================================================

* Loans to Insiders includes loans to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 30 officers which were not included in this amount.

                                                                      FORM MOR-3

     Trenwick America Corporation                     Case No. 03-12635(MFW)
     ----------------------------                              ----------------
                Debtor                       Reporting Period: October 31, 2003
                                                               ----------------

                       BALANCE SHEET - continuation sheet

--------------------------------------------------------------------------------
                                      BOOK VALUE AT END OF         BOOK VALUE ON
            ASSETS                   CURRENT REPORTING MONTH       PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER CURRENT ASSETS
--------------------------------------------------------------------------------
Accrued Investment Income                      340,702                  327,755
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------
Deferred Taxes Receivable                    1,308,827                1,198,532
--------------------------------------------------------------------------------
Investment in Subsidiaries                 236,913,084              244,859,636
--------------------------------------------------------------------------------
Miscellaneous Other Assets                         382                3,602,213
--------------------------------------------------------------------------------
TOTAL OTHER ASSETS                         238,222,295             $249,660,381
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY         CURRENT REPORTING MONTH       PETITION DATE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
--------------------------------------------------------------------------------
Accrued Expenses                                87,682                1,333,307
--------------------------------------------------------------------------------
Interest Payable                            12,728,025               12,728,025
--------------------------------------------------------------------------------
Taxes Payable                                5,002,200                2,601,759
--------------------------------------------------------------------------------
Due to Affiliates                           82,787,757               82,787,757
--------------------------------------------------------------------------------
Indebtedness                               190,203,935              190,197,598
--------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                       290,809,599              289,648,446
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
--------------------------------------------------------------------------------
Due to Affiliates                              581,238                       --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
--------------------------------------------------------------------------------
Equity in Subsidiary                        14,056,144                3,047,008
--------------------------------------------------------------------------------

                                                                      FORM MOR-3

In re: Trenwick America Corporation                   Case No. 03-12635(MFW)
-----------------------------------                            -------------
             Debtor                          Reporting Period: October 2003
                                                               -------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

-----------------------------------------------------------------------------------------------------------------------------
                                                    Amount
                                    Beginning     Withheld or                                        Check. No     Ending Tax
                                  Tax Liability     Accrued       Amount Paid         Date Paid        or EFT      Liability
=============================================================================================================================
Federal
-----------------------------------------------------------------------------------------------------------------------------
Withholding                             --          353,970          353,970          10/8,9,22          EFT           --
-----------------------------------------------------------------------------------------------------------------------------
FICA-Employee                           --           60,110           60,110          10/8,9,22          EFT           --
-----------------------------------------------------------------------------------------------------------------------------
FICA-Employer                           --           60,110           60,110          10/8,9,22          EFT           --
-----------------------------------------------------------------------------------------------------------------------------
Unemployment                            --              115              115          10/8,9,22          EFT           --
-----------------------------------------------------------------------------------------------------------------------------
Income                                  --               --               --                                           --
-----------------------------------------------------------------------------------------------------------------------------
Other:                                  --               --               --                                           --
-----------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                   --          474,305          474,305                                           --
-----------------------------------------------------------------------------------------------------------------------------
State and Local
-----------------------------------------------------------------------------------------------------------------------------
Withholding                             --           88,958           88,958          10/8,9,22          EFT           --
-----------------------------------------------------------------------------------------------------------------------------
Sales                                   --               --               --                                           --
-----------------------------------------------------------------------------------------------------------------------------
Excise                                  --               --               --                                           --
-----------------------------------------------------------------------------------------------------------------------------
Unemployment                            --            1,051            1,051          10/8,9,22          EFT           --
-----------------------------------------------------------------------------------------------------------------------------
Real Property                           --               --               --                                           --
-----------------------------------------------------------------------------------------------------------------------------
Personal Property                       --               --               --                                           --
-----------------------------------------------------------------------------------------------------------------------------
Other:                                  --               --               --                                           --
-----------------------------------------------------------------------------------------------------------------------------
  Total State and Local                 --           90,009           90,009                                           --
-----------------------------------------------------------------------------------------------------------------------------
Total Taxes                             --          564,314          564,314                              --           --
-----------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-------------------------------------------------------------------------------------------------------
                                                               Number of Days Past Due
                                             ==========================================================
                                             Current     0-30     31-60     61-90     Over 90     Total
-------------------------------------------------------------------------------------------------------
Accounts Payable                                          --                                        --
-------------------------------------------------------------------------------------------------------
Wages Payable                                                                                       --
-------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                       --
-------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                              --
-------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                             --
-------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                           --
-------------------------------------------------------------------------------------------------------
Professional Fees                                                                                   --
-------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                             --
-------------------------------------------------------------------------------------------------------
Other:                                                                                              --
-------------------------------------------------------------------------------------------------------
Other:                                                                                              --
-------------------------------------------------------------------------------------------------------
Total Postpetition Debts                       --         --        --       --         --          --
-------------------------------------------------------------------------------------------------------

                                                                      FORM MOR-4
                                                                          (9/99)

Trenwick America Corporation                             Case No. 03-12635 (MFW)
----------------------------                                      --------------
          Debtor                                Reporting Period: October 2003
                                                                  --------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

==================================================================    ==============
Accounts Receivable Reconciliation                                         Amount
==================================================================    ==============
Total Accounts Receivable at the beginning of the reporting period     50,932,522.78
------------------------------------------------------------------    --------------
+ Amounts billed during the peiod                                       2,035,519.24
------------------------------------------------------------------    --------------
- Amounts collected during the peiod                                   (1,310,558.65)
------------------------------------------------------------------    --------------
Total Accounts Receivable at the end of the reporting period           51,657,483.37
------------------------------------------------------------------    --------------

==================================================================    ==============
Accounts Receivable Aging                                                  Amount
==================================================================    ==============
0 - 30 days old                                                         1,978,336.00
------------------------------------------------------------------    --------------
31 - 60 days old                                                          431,603.72
------------------------------------------------------------------    --------------
61 - 90 days old                                                          441,984.49
------------------------------------------------------------------    --------------
91 + days old                                                          59,992,377.16
------------------------------------------------------------------    --------------
Total Accounts Receivable                                              62,844,301.37
------------------------------------------------------------------    --------------
Amount considered uncollectible (Bad Debt)                            (11,186,818.00)
------------------------------------------------------------------    --------------
Accounts Receivable (Net)                                              51,657,483.37
------------------------------------------------------------------    --------------

                              DEBTOR QUESTIONNAIRE

==================================================================   ===========
Must be completed each month                                         Yes    No
==================================================================   ===========
1.    Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
      explanation below.                                                    X
==================================================================   ===========
2.    Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes,
      provide and explanation below.                                        X
==================================================================   ===========
3.    Have all postpetition tax returns been timely filed? If no,
      provide an explanation below.                                   X
==================================================================   ===========
4.    Are workers compensation, general liability and other
      necessary insurance coverages in effect? If no, provide an
      explanation below.                                              X
------------------------------------------------------------------   -----------

                                                                      FORM MOR-5
                                                                          (9/99)